UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2018

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sylvan Way, Parsippany, NJ

(Address of Principal Executive Offices)

07054

(Zip Code)

(973) 822-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On August 16, 2018, Zoetis Inc. (the “Company”) provided notice to Barclays Bank PLC, as administrative agent under the Company’s 364-Day Revolving Credit Agreement, dated as of July 27, 2018, by and among the Company, the lenders party thereto and Barclays Bank PLC, as administrative agent (the “364-Day Revolving Credit Agreement”), of its intention to repay in full the $500 million aggregate principal amount drawn under the 364-Day Revolving Credit Agreement and to permanently terminate all commitments thereunder on August 21, 2018. The Company expects to use a portion of the proceeds of the offering of the Notes (as defined below) to fund such repayment.

Item 8.01.	Other Events.

On August 13, 2018, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and the underwriters named therein, for the issuance and sale by the Company of $300,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), $300,000,000 aggregate principal amount of its 3.250% Senior Notes due 2021 (the “2021 Notes”), $500,000,000 aggregate principal amount of its 3.900% Senior Notes due 2028 (the “2028 Notes”) and $400,000,000 aggregate principal amount of its 4.450% Senior Notes due 2048 (the “2048 Notes” and together with the Floating Rate Notes, the 2021 Notes and the 2028 Notes, the “Notes”). The Notes were issued pursuant to an indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (the “Base Indenture”), as supplemented by the fourth supplemental indenture (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of August 20, 2018, between Zoetis Inc. and Deutsche Bank Trust Company Americas, as trustee. The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-226450).

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Fourth Supplemental Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	-	Underwriting Agreement, dated as of August 13, 2018, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	-	Indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Zoetis Inc.’s Registration Statement on Form S-1 (File No. 333-183254)).

4.2	-	Fourth Supplemental Indenture, dated August 20, 2018, between the Company and Deutsche Bank Trust Company Americas, as Trustee.

4.3	-	Form of Floating Rate Senior Notes due 2021 (included in Exhibit 4.2 above).

4.4	-	Form of 3.250% Senior Notes due 2021 (included in Exhibit 4.2 above).

4.5	-	Form of 3.900% Senior Notes due 2028 (included in Exhibit 4.2 above).

4.6	-	Form of 4.450% Senior Notes due 2048 (included in Exhibit 4.2 above).

5.1	-	Opinion of Covington & Burling LLP.

23.1	-	Consent of Covington & Burling LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: August 20, 2018